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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):        May 20, 2002







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


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
       Delaware                                      1-12084                                     34-1559357
(State of incorporation)                    (Commission File Number)                    (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                                                    43604
(Address of principal executive offices)                                                (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100
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ITEM 5.  OTHER INFORMATION


         On May 21, 2002 Libbey Inc. (the "Company") through a press release announced that the Company was advised on Monday, May 20, 2002, that Judge Reginald Walton of the U.S. District Court for the District of Columbia denied the joint motion of Libbey Inc. and Newell Rubbermaid Inc. to vacate the preliminary injunction granted on April 22, 2002, to the Federal Trade Commission (FTC) enjoining the Anchor Hocking acquisition pending an administrative proceedings before the FTC.



         (c)      EXHIBITS

         Exhibit
            No.                            Description
            ---                            -----------

            99              Text of press release dated May 21, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LIBBEY INC.
                                     Registrant




Date:    May 28, 2002                By:      /s/ Kenneth G. Wilkes
     ---------------------              ---------------------------------------
                                     Kenneth G. Wilkes
                                     Vice President, Chief Financial Officer
                                     (Principal Accounting Officer)











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                                  EXHIBIT INDEX

 Exhibit No.                      Description                       Page No.
 -----------                      -----------                       --------



      99           Text of press release dated May 21, 2002.          E-1